UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to 240.14a-12

Casey’s General Stores, Inc.
(Name of Registrant as Specified In Its Charter) N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 1, 2010, Casey’s General Stores, Inc. updated its website at www.supportcaseys.com.  The updated website includes the information being filed herewith.

CASEY'S GENERAL STORE

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Press Releases

Date	Title	PDF
09.01.10	Casey's General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer	
08.31.10	Casey's Completes Dutch Auction Tender Offer	
08.31.10	Casey's General Stores Comments on Couche-Tard's Tender Offer Extension	
08.26.10	Casey's Announces Preliminary Results of "Dutch Auction" Self Tender Offer	
08.23.10	Casey's Shareholder Letter - Details Value Creation Under Board's Leadership	
08.12.10	Casey's Files Definitive Proxy Statement And Sends Letter To Shareholders	
08.10.10	Casey's Completes Financing For Recapitalization Plan	
08.02.10	Casey's General Stores Comments On Couche-Tard's Tender Offer Extension	
07.28.10	Casey's Announces $500 Million Recapitalization Plan	
07.22.10	Casey's General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer	
07.12.10	Casey's General Stores Comments On Couche-Tard's Tender Offer Extension	
06.15.10	Casey's Reports Record FY2010 Performance and Strong Growth Outlook for FY2011

Text of SEC Filings Casey's General Store Support Casey's  SEC Filings  Date Title Form Type 09/01/10 Casey's Updates Website www.supportcaseys.com DEFA14A 09/01/10 Schedule 14D-9 Amendment No. 21 SC 14D-9/A 09/01/10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer - Press Release and Employee Email  8-K 09/01/10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer - Employee Email  DEFA 14A 09/01/10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer - Press Release  DEFA14A 08/31/10 Casey's Updates Website www.supportcaseys.com DEFA14A 08/31/10 Issuer Tender Offer Statement Amendment No. 9 SC TO-I/A 08/31/10 Schedule 14D-9 Amendment No. 20 SC 14D-9/A 08/31/10 Casey’s Completes Dutch Auction Tender Offer - Press Release  DEFA14A 08/31/10 Casey’s General Stores Comments on Couche-Tard’s Tender Offer Extension and Casey’s Completes Dutch Auction Tender Offer - Press Releases  8-K 08/31/10 Casey’s General Stores Comments on Couche-Tard’s Tender Offer Extension - Press Release  DEFA14A

Important Information
In response to the tender offer commenced by Alimentation Couche-Tard Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”).  Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information.  Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC and mailed to its shareholders a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants
Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements
This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements.  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we purchased shares of our common stock in our self tender offer and the number of shares purchased in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC.  We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations.  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.